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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                         THE GREENBRIER COMPANIES, INC.,
                             AUTOSTACK COMPANY LLC,
                           GREENBRIER-CONCARRIL, LLC,
                         GREENBRIER LEASING COMPANY LLC,
                    GREENBRIER LEASING LIMITED PARTNER, LLC,
                      GREENBRIER MANAGEMENT SERVICES, LLC,
                            GREENBRIER LEASING, L.P.,
                             GREENBRIER RAILCAR LLC,
                                 GUNDERSON LLC,
                              GUNDERSON MARINE LLC,
                         GUNDERSON RAIL SERVICES LLC AND
                        GUNDERSON SPECIALTY PRODUCTS, LLC

                                   $85,000,000

                    2.375% Convertible Senior Notes due 2026

                               PURCHASE AGREEMENT

                               dated May 17, 2006

                            BEAR, STEARNS & CO. INC.
                         BANC OF AMERICA SECURITIES LLC

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                               PURCHASE AGREEMENT

                                                                    May 17, 2006

BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies and Gentlemen:

          The Greenbrier Companies, Inc., an Oregon corporation (the "Company"), and the Guarantors (as defined below) hereby confirm their agreement with you (the "Initial Purchasers"), as set forth below.

          1. The Transactions. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $85,000,000 aggregate principal amount of its 2.375% Convertible Senior Notes due 2026 (the "Firm Notes"). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $15,000,000 aggregate principal amount of its 2.375% Convertible Senior Notes due 2026 (the "Optional Notes" and, together with the Firm Notes and the Guarantees (as defined below) endorsed thereon, the "Notes"). The Notes shall be convertible into shares (the "Conversion Shares") of common stock, without par value, of the Company (the "Common Stock"), subject to and in accordance with the terms of the Notes. The Notes will (i) have the terms and provisions which are described in the Offering Memorandum (as defined below) under the heading "Description of Notes" and contained in the Indenture (as hereinafter defined) and (ii) be issued pursuant to the provisions of the Indenture (the "Indenture"), to be dated as of May 22, 2006, among the Company, the Guarantors (as defined below) and U.S. Bank National Association, a national banking association organized under the laws of the United States, as trustee (the "Trustee"). The Notes and the Conversion Shares are hereinafter referred to collectively as the "Securities."

          The sale of the Notes to the Initial Purchasers (the "Offering") will be made without registration of the Securities under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, the "Securities Act"), in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

          In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated May 15, 2006 (the "Preliminary Offering Memorandum") and an offering memorandum dated the date hereof (the "Offering Memorandum"), each setting forth information regarding the Company, the Securities and the terms of the Offering and the transactions contemplated by the Offering Documents (as defined below). For purposes of this Agreement, "Time of Sale Memorandum" means the Preliminary Offering Memorandum together with the

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information set forth on Exhibit E to this Agreement. The Time of Sale
Memorandum and the Offering Memorandum will incorporate by reference the Company's (i) Annual Report on Form 10-K for the year ended August 31, 2005,
(ii) Quarterly Reports on Form 10-Q for the quarters ended November 30, 2005 and February 28, 2006, and (iii) Current Reports on Form 8-K filed with the Commission on November 10, 2005, November 16, 2005, December 1, 2005, January 12, 2006, January 26, 2006, March 2, 2006, March 2, 2006, April 13, 2006, May
12, 2006 and May 15, 2006 (other than information in the documents that is deemed not to be filed with the Commission) (all such documents listed in clauses (i) through (iii) referred to herein as the "Incorporated Documents"). Any references herein to the Time of Sale Memorandum or the Offering Memorandum shall be deemed to include, in each case, all amendments and supplements thereto and the Incorporated Documents and any amendments thereto as of the date of such Time of Sale Memorandum or Offering Memorandum, as the case may be. The Company hereby confirms that the Preliminary Offering Memorandum and the Offering Memorandum may be used in connection with the offering and resale of the Notes by the Initial Purchasers.

          The Company understands that the Initial Purchasers propose to make an offering of the Notes only on the terms and in the manner set forth in the Offering Memorandum and Sections 3, 4 and 10 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A.

          The Initial Purchasers and their direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement to be dated as of May 22, 2006 among the parties hereto (the "Registration Rights Agreement") pursuant to which the Company and the Guarantors will agree, among other things, to use their reasonable best efforts to (i) file a registration statement (the "Registration Statement") on the appropriate form with the Commission registering the resale of the Securities under the Securities Act and (ii) cause any such Registration Statement to be declared effective.

          The payment of principal of, premium and Additional Interest (as defined in the Registration Rights Agreement), if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) Autostack Company LLC, an Oregon limited liability company, Greenbrier-Concarril, LLC, a Delaware limited liability company, Greenbrier Leasing Company LLC, an Oregon limited liability company, Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company, Greenbrier Management Services, LLC, a Delaware limited liability company, Greenbrier Leasing, L.P., a Delaware limited partnership, Greenbrier Railcar LLC, an Oregon limited liability company, Gunderson LLC, an Oregon limited liability company, Gunderson Marine LLC, an Oregon limited liability company, Gunderson Rail Services, LLC, a Oregon limited liability company and Gunderson Specialty Products, LLC, a Delaware limited liability company, and (ii) any Domestic Subsidiary that is not an Immaterial Subsidiary (as each such term is defined in the


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Indenture) of the Company formed or acquired after the Closing Date (as hereinafter defined) that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the "Guarantees").

          This Agreement, the Securities, the Registration Rights Agreement and the Indenture are herein referred to as the "Offering Documents."

          2. Representations and Warranties of the Company and Guarantors. Each of the Company and the Guarantors, jointly and severally, hereby represents, and warrants to and agrees with the Initial Purchasers that:

               (a) The Time of Sale Memorandum does not, and the Offering Memorandum, as of its date, as of the Closing Date and as of the Additional Closing Date, if any (each as defined in Section 3 hereof), does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Time of Sale Memorandum or the Offering Memorandum made in reliance upon and in conformity with information (as set forth in Section 16) furnished to the Company in writing by the Initial Purchasers expressly for use in the Time of Sale Memorandum or the Offering Memorandum or any amendment or supplement thereto. The Time of Sale Memorandum and the Offering Memorandum with respect to the Notes have been or will be prepared by the Company for use by the Initial Purchasers in connection with the Offering. No stop order preventing the use of the Time of Sale Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated. Each of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto complied or will comply in all material respects with Rule 144A(d)(4) under the Securities Act.

               (b) Subsequent to the date as of which information is given in the Time of Sale Memorandum, except as disclosed in the Time of Sale Memorandum, the Company has not declared, paid or made any dividends (other than the dividend declared and paid by the Company during its second quarter) or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or effect or any development involving a prospective material adverse change or effect, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and each subsidiary of the Company (the "Subsidiaries"), taken as a whole, (ii) the long-term debt or capital stock of the


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     Company or any of its Subsidiaries or (iii) the ability of the Company to consummate the Offering or any other transaction contemplated by the Offering Documents (a "Material Adverse Effect"). Since the date of the latest balance sheet included or incorporated by reference in the Time of Sale Memorandum, neither the Company nor any Subsidiary has incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transaction, including any acquisition or disposition of any business or asset, which is material to the Company and the Subsidiaries individually or taken as a whole, except for liabilities, obligations and transactions which are reflected in the Time of Sale Memorandum or the acquisition, disposition or leasing of railcars in the ordinary course of business and excluding changes to information contained in the Time of Sale Memorandum that is effected by the final price of the Notes or any increase in the aggregate principal amount of the Notes.

               (c) The authorized, issued and outstanding capital stock of the Company is as set forth in the Time of Sale Memorandum or the Offering Memorandum under the caption "Description of Capital Stock." All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly authorized and validly issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any capital stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, capital stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the date of the Time of Sale Memorandum.

               (d) The Company has authorized the issuance of and reserved, and covenants to continue to reserve, free of any preemptive or similar rights, a sufficient number of authorized but unissued shares of Common Stock, to satisfy the conversion rights of the Notes and issue the Conversion Shares. The Conversion Shares have been duly authorized for issuance upon conversion of the Notes, are sufficient in number to meet the current conversion requirements and, upon conversion of the Notes in accordance with their terms and the Indenture, will be issued free of statutory and contractual preemptive rights, and the Conversion Shares, when so issued, will be validly issued and fully paid and non-assessable, will be issued in compliance with all applicable state, federal and foreign securities laws, will not be issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Notes or the Conversion Shares, and will not be subject to any restriction upon the voting or transfer thereof pursuant to applicable law or the Company's articles of incorporation, bylaws or governing documents or any agreement to which the Company or any of the Subsidiaries is a party or by which any of them may be bound.


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               (e) The Common Stock (including the Conversion Shares) conforms to the descriptions thereof contained in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum). Except as disclosed in the Time of Sale Memorandum, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. All corporate action required to be taken by the Company for the issuance and delivery of the Conversion Shares has been duly and validly taken. Except as disclosed in the Time of Sale Memorandum, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company or the Subsidiaries.

               (f) The Subsidiaries listed in Exhibit A are the only subsidiaries (within the meaning of Rule 405 under the Securities Act) or joint ventures of the Company, except for entities that when taken together would not constitute a "significant subsidiary" within the meaning of Rule 102 of Regulation S-X. Except for the Subsidiaries and as otherwise disclosed in the Time of Sale Memorandum, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued shares of capital stock or other ownership interests in each Subsidiary or in the case of the entities listed on Exhibit B, such shares or ownership interest representing the percentage of the voting control of the Subsidiary set forth next to the name of the Subsidiary on Exhibit B, are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

               (g) Each of the Company and the Subsidiaries has been duly organized or formed and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization or formation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite corporate (or other entity) power and authority, and, except as could not reasonably be expected to have a Material Adverse Effect, all necessary consents, approvals, authorizations, orders,


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     registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as described in the Time of Sale Memorandum, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which has resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Time of Sale Memorandum.

               (h) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes have been duly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity) ((i) and
     (ii) collectively, the "Enforceability Exceptions"). At the Closing Date, the Notes will be in the form contemplated by the Indenture.

               (i) Each Guarantor has the requisite limited liability company or limited partnership (as applicable) power and authority to execute, deliver and perform its obligations under the Guarantees. The Guarantees have been duly authorized by each of the Guarantors and, when the Notes have been executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Guarantees will constitute valid and legally binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

               (j) The Company and the Guarantors have the requisite corporate, limited liability company or limited partnership (as applicable) power and authority to execute, deliver and perform their obligations under the Indenture. The Indenture has been duly authorized by the Company and the


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     Guarantors and, on the Closing Date, will comply, in all material respects, with the requirements of the Trust Indenture Act of 1939, as amended (the "TIA," which term as used herein includes the rules and regulations of the Commission promulgated thereunder), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder, and, when executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

               (k) The Company and the Guarantors have the requisite corporate, limited liability company or limited partnership (as applicable) power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except that rights to indemnity and contribution may be limited by applicable law or public policy.

               (l) The Company and the Guarantors have the requisite corporate, limited liability company or limited partnership (as applicable) right, power and authority to execute, deliver and perform their obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and (assuming the due authorization, execution and delivery by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.

               (m) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by the Offering Documents do not and will not (i) conflict with, require a Consent under (except for any Consent previously obtained or to be obtained prior to the Closing Date) or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability


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     company agreement or other organizational documents of the Company or any
     Subsidiary or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except in the case of clauses (i) and (iii) above as could not reasonably be expected to have a Material Adverse Effect.

               (n) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or the consummation of the Offering and the other transactions contemplated by the Offering Documents, including the issuance, sale and delivery of the Notes (and the issuance of the Conversion Shares upon conversion of the Notes) except (i) such Consents as may be required under applicable state securities or blue sky laws, (ii) as regards the effectiveness of the Registration Statement as contemplated by the Registration Rights Agreement, and (iii) as regards the amendment of the Company's credit facility, which consent shall be obtained prior to the Closing Date.

               (o) Except as disclosed in the Time of Sale Memorandum, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

               (p) The financial statements and any pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Time of Sale Memorandum present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Time of Sale Memorandum; except as otherwise stated in the Time of Sale Memorandum, said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Time of Sale Memorandum present fairly the information required to be stated therein. No other financial statements or supporting schedules which would be required by the Securities Act, the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Exchange Act") or the rules and regulations of the Commission (the "Rules and Regulations") to be included in the Offering Memorandum (or, if


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     the Offering Memorandum is not in existence, the Time of Sale Memorandum)
     if the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) were a prospectus included in a registration statement on Form S-1 filed pursuant to the Securities Act, have not been so included. The other financial and statistical information included or incorporated by reference in the Time of Sale Memorandum presents fairly the information included therein and, except for non-GAAP financial measures (as such term is defined in Item 10(e) of Regulation S-K of the Rules and Regulations), non-financial operating data (which are addressed below in this Section 2(p)) and market and industry data (which are addressed below in Section 2(r)), have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Time of Sale Memorandum and the books and records of the respective entities presented therein and, to the extent such information is a range, projection or estimate, is based on the good faith belief and estimates of the management of the Company. The financial information included in the Incorporated Documents has been derived from the Company's consolidated financial statements included in the Incorporated Documents or from the Company's accounting books and records generally. The non-GAAP financial measures and non-financial operating data (which terms do not include market or industry data) included or incorporated by reference in the Time of Sale Memorandum have been derived from, and are consistent with, the books and records of the Company and the Subsidiaries.

               (q) The Time of Sale Memorandum contains, if any, all pro forma and as adjusted financial information and statements which are required to be included or incorporated by reference in accordance with Regulation S-X in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) if the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) were a prospectus included in a registration statement on Form S-1 filed pursuant to the Securities Act. The pro forma and as adjusted financial information and statements, if any, have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and includes all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

               (r) The statistical, industry-related and market-related data included in the Time of Sale Memorandum (i) are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived, or (ii) with respect to the items set forth in Exhibit C hereto, represent the Company's reasonable estimates determined in good faith.

               (s) Deloitte & Touche LLP, which has examined certain of such financial statements as set forth in its reports included in the Time of Sale


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     Memorandum, is an independent public accounting firm as required by the
     Securities Act and the Exchange Act.

               (t) The Company is subject to the reporting requirements of
     Section 13 or 15(d) of the Exchange Act and files reports with the Commission on EDGAR. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and its outstanding shares of Common Stock are listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of its common stock under the Exchange Act or de-listing its Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

               (u) Except for the Current Reports on Form 8-K filed with the Commission on December 1, 2005 and May 12, 2006, the Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act during the 12 calendar months and any portion of a month immediately preceding the date of this Agreement, including, without limitation, the Incorporated Documents; each such document or report (including any financial statements) and any amendment thereto at the time it was filed conformed in all material respects to the requirements of the Exchange Act; and none of such documents or reports contained (or, when read together with the other information in the Time of Sale Memorandum, do contain) an untrue statement of any material fact or omitted (or, when read together with the other information in the Time of Sale Memorandum, do omit) to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at all times up to and including the Closing Date (and if any Optional Notes are purchased, the Additional Closing Date), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (v) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (w) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Notes.

               (x) None of the Company or any of the Subsidiaries or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent (except that the Company, the Subsidiaries, and their respective affiliates make no representation or warranty as to the Initial Purchasers), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities. Assuming the accuracy of the Initial Purchasers' representations and warranties set forth in Section 10 hereof, the offer and sale of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and the Time of Sale Memorandum does not require registration of the Notes under the Securities Act and the Indenture does not require qualification under the TIA at the time of the offer and sale of the Notes.

               (y) Except as disclosed in the Time of Sale Memorandum, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with the Offering and any of the other transactions contemplated by the Offering Documents, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

               (z) There exists as of the date hereof (after giving effect to the transactions contemplated by each of the Offering Documents) no event or condition that would constitute a default or an event of default (in each case as defined in each of the Offering Documents) under any of the Offering Documents that would result in a Material Adverse Effect or materially adversely affect the ability of the Company to consummate the Offering and the other transactions contemplated by the Offering Documents.

               (aa) Each of the Company and the Subsidiaries is not now and, after sale of the Notes as contemplated hereunder and application of the net proceeds of such sale as described in the Time of Sale Memorandum under the caption "Use of Proceeds," will not be an "investment company" or be controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (bb) There are no contracts or other documents (including, without limitation, any voting agreement), that would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) if the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) were a prospectus included in a registration statement on Form S-1 filed under the Securities Act, which have not been so described. Except as described in the Time of Sale Memorandum, none of the Company or any of the Subsidiaries is in default under any of the contracts described in the Time of Sale Memorandum, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

               (cc) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) if the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) were a prospectus included in a registration statement on Form S-1 filed under the Securities Act, which have not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Time of Sale Memorandum. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

               (dd) Except as disclosed in the Time of Sale Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by the Offering Documents.

               (ee) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Time of Sale Memorandum. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Time of Sale Memorandum or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

               (ff) Each of the Company and the Subsidiaries (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") necessary for or used in the conduct of their respective businesses as being conducted and as described in the Time of Sale Memorandum and (ii) except as would, if determined adversely to the Company or the Subsidiaries, not have individually or in the aggregate, a Material Adverse Effect, has no reason to believe that the conduct of their respective businesses does or will infringe, misappropriate, violate or conflict with, and have not received any notice of any claim of infringement, misappropriation, violation or conflict with, any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Except as described in the Time of Sale Memorandum, neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and the Subsidiaries or those products and services described in the Time of Sale Memorandum. Except as would, if determined adversely to the Company or the Subsidiaries, not have individually or in the aggregate, a Material Adverse Effect, (x) the Company is not aware of any infringement by third parties of any Intellectual Property of the Company or any Subsidiary; (y) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's ownership of or rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (z) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes, misappropriates or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any fact that would form a reasonable basis for any such claim. Neither the Company nor any Subsidiary thereof is in breach of any license or other agreement that relates to any Intellectual Property owned or used by the Company or any Subsidiary and, to the Company's best knowledge, no other party to any such agreement is in breach thereof.

               (gg) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except the insurer has issued a reservation of rights letter in the litigation pending in Tarrant County, Texas that is described under Item 3, "Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended August 31, 2005, and Part II, Item 1, "Legal Proceedings" in the Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 2006 incorporated by reference in the Time of Sale Memorandum. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

               (hh) The Company has in effect insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

               (ii) Each of the Company and the Subsidiaries has accurately prepared and timely filed (including through permitted extensions) all federal, state, foreign and other tax returns that are required to be filed by it, except where the failure to file would not have a Material Adverse Effect, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except to the extent that any of such taxes, assessments or charges are being contested in good faith. No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since August 31, 2005, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

               (jj) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the subcontracted labor at the Company's facility in Sahagun, Mexico or the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

               (kk) No nonexempt "prohibited transaction" (as defined in either
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; neither the Company nor any Subsidiary has nor has it maintained any employee benefit plans as such term is defined in Section 3(3) of ERISA that are subject to Title IV of ERISA; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualification is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

               (ll) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by the Offering Documents do not and will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

               (mm) Except as disclosed in the Time of Sale Memorandum with respect to the Portland Harbor Superfund Site and the ongoing soil and groundwater remediation at the Gunderson, Portland facility, and except as could not reasonably be expected to have a Material Adverse Effect:

                    (i) Neither the Company nor any Subsidiary has unlawfully released any hazardous substance in a manner likely to give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and safety and environment ("Environmental Law").

                    (ii) Neither the Company nor any Subsidiary has agreed contractually to indemnify any past or current owner or operator of any property currently owned or operated by the Company or any Subsidiary, for liability related to such prior ownership or operation of such property, under any Environmental Law, including any obligation for cleanup or remedial action.

                    (iii) There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

               (nn) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or
     (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

               (oo) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any Lien disclosed in the Time of Sale Memorandum.

               (pp) The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act.

               (qq) The Company has implemented the "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange
     Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act. The Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

               (rr) Since the date of the filing of the Company's Annual Report on Form 10-K for the year ended August 31, 2005, the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which adversely affect the Company's ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

               (ss) Since the date of the filing of the Company's Annual Report on Form 10-K for the year ended August 31, 2005, there have been no material changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to material deficiencies.

               (tt) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies" incorporated by reference in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the Time of Sale Memorandum) accurately and fully describes in accordance with applicable Rules and Regulations (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("critical accounting policies"), (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

               (uu) The Company's board of directors, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

               (vv) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" incorporated by reference in the Time of Sale Memorandum accurately and fully describes in accordance with applicable Rules and Regulations (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur and (ii) all off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries taken as a whole.

               (ww) Except as disclosed in the Time of Sale Memorandum, there are no outstanding guarantees or other contingent obligations (other than under product warranties given in the ordinary course of business) of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

               (xx) The Company and its Subsidiaries have all material certifications required by the Association of American Railroads ("AAR") as a railcar builder, repair and refurbishment facility and component manufacturer, and products sold and leased by the Company and its Subsidiaries in North America meet applicable AAR, Transport Canada and Federal Railroad Administration standards.

               (yy) No event or circumstance has occurred or arisen that could reasonably be expected to give rise to a requirement that the Company make additional disclosure on Form 8-K and has not been so disclosed.

               (zz) Subject to compliance by the Initial Purchasers with Sections 3 and 10 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act.

               (aaa) No securities of the Company or any of the Subsidiaries are
     (i) of the same class (within the meaning of Rule 144A under the Securities
     Act) as the Notes and (ii) listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

               (bbb) The Company has not distributed and, prior to the later of
     (i) the Closing Date (and, if any Optional Notes are purchased, the Additional Closing Date) and (ii) completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Time of Sale Memorandum and the Offering Memorandum.

               (ccc) The certificates for the shares of Common Stock (including the Conversion Shares) conform to the requirements of the NYSE and the Oregon Business Corporation Act.

               (ddd) Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to any person on a particular date, that on such date
     (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

               (eee) The Company and the Guarantors acknowledge and agree that
     (i) the terms of this Agreement and the Offering (including the price of the Notes) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other, has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Initial Purchaser has advised or is advising any such party on other matters, (iii) the Initial Purchasers' obligations to the Company and the Guarantors in respect of the Offering are set forth in this Agreement in their entirety; and (iv) they have obtained such legal, tax, and accounting advice as they deem appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and they are not relying on the Initial Purchasers with respect to any such matters.

               (fff) None of the Company or the Subsidiaries has taken or will take any action that would cause this Agreement or the issuance or sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date (and, if any Optional Notes are purchased, as of the Additional Closing Date).

               (ggg) The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Time of Sale Memorandum and the Offering Memorandum.

               (hhh) Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters set forth therein.

          3. Purchase, Sale and Delivery of the Notes.

               (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, severally and not jointly, agree to purchase from the Company and the Guarantors, at 100% of their principal amount, the respective aggregate principal amounts of the Firm Notes set forth on Schedule 1 hereto.

               (b) In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, to purchase up to $15,000,000 in aggregate principal amount of Optional Notes from the Company at the same price as the purchase price to be paid by the Initial Purchasers for the Firm Notes, plus accrued interest, if any, from the Closing Date to the Additional Closing Date (as hereinafter defined). The option granted hereunder may be exercised at any time, on or before the 13th day following the date of the Offering Memorandum upon notice by the Initial Purchasers to the Company, which notice may be given from time to time on one or more occasions. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount at issuance) of Optional Notes as to which the Initial Purchasers are exercising the option and (ii) the time, date and place at which such Optional Notes will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date and in such case, the term "Closing Date" shall refer to the time and date of delivery of the Firm Notes and the Optional Notes). Such time and date of delivery, if subsequent to the Closing Date, is called the "Additional Closing Date." The Additional Closing Date must be not later than eight full business days after the date the Initial Purchasers exercise the option, with the actual date determined by the Initial Purchasers. The Initial Purchasers may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

               (c) One or more certificates in definitive form for the Firm Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Firm Notes shall be made at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 (or at such other place as the Initial Purchasers and the Company may agree upon), at 9:00 a.m., New York time, on May 22, 2006, or at such date as the Initial Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Notes available for inspection by the Initial Purchasers at a location in New York, New York as the Initial Purchasers may designate at least 24 hours prior to the Closing Date.

               (d) Delivery to the Initial Purchasers of and payment for the Optional Notes shall be made on the Additional Closing Date in the same manner and in the same office and at the same time of days as payment for the Firm Notes.

          4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Notes at the price and upon the terms set forth in the Offering Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5. Certain Covenants. For purposes of this Section 5, "Closing Date" shall refer to the Closing Date for the Firm Notes and any Additional Closing Date for the Optional Notes. Each of the Company and the Guarantors covenants and agrees with the Initial Purchasers that:

               (a) The Company will not amend or supplement the Time of Sale Memorandum or the Offering Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent (which consent shall not be unreasonably withheld). The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel to the Initial Purchasers, make any amendments or supplements to the Time of Sale Memorandum or the Offering Memorandum that may be reasonably necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

               (b) Each of the Company and the Guarantors will cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify (or to obtain exemptions from qualifying) all or any part of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Notes by the Initial Purchasers; provided, however, that in connection therewith none of the Company or any of the Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject. The Company will advise the Initial Purchasers promptly upon receipt by the Company of any notice of the suspension of the qualification of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification or exemption, each of the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

               (c) If, at any time prior to the completion of the resale by the Initial Purchasers of the Notes, any event shall occur as a result of which it is necessary, in the reasonable judgment of the Company and the Initial Purchasers, to amend or supplement the Time of Sale Memorandum or the Offering Memorandum in order to make such Time of Sale Memorandum or Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Time of Sale Memorandum or the Offering Memorandum in order to comply with applicable laws, rules or regulations, the Company shall (subject to Section 5(a)) forthwith amend or supplement such Time of Sale Memorandum or Offering Memorandum at its own expense so that, as so amended or supplemented, such Time of Sale Memorandum or Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with all applicable laws, rules or regulations.

               (d) The Company will, without charge, provide to the Initial Purchasers and to counsel to the Initial Purchasers as many copies of each of the Preliminary Offering Memorandum and Offering Memorandum or any amendment or supplement thereto as the Initial Purchasers or their counsel may reasonably request.

               (e) During the period of five years from the Closing Date, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report and other communication (financial or otherwise) of the Company mailed to the Trustee or the holders of the Notes, stockholders or any national securities exchange on which any class of securities of the Company may be listed other than materials filed with the Commission and
     (ii) from time to time such other information concerning the Company and the Subsidiaries as the Initial Purchasers may reasonably request, provided that such other information shall be subject to such confidentiality and use restrictions as the Company may reasonably impose.

               (f) The Company will apply the net proceeds from the sale of the Notes materially as set forth under "Use of Proceeds" in the Offering Memorandum.

               (g) None of the Company or any of its respective affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

               (h) For so long as the Notes constitute "restricted" securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company will not, and will not permit any of the Subsidiaries to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (i) If the Time of Sale Memorandum is being used to solicit offers to buy the Notes at a time when the Offering Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial

     Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish to the Initial Purchasers upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with law.

               (j) For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and not able to be sold in their entirety under Rule 144 under the Securities Act (or any successor provision), the Company will make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

               (k) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

               (l) The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

               (m) The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to (i) permit the Notes to be included for quotation on the PORTALSM Market and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

               (n) The Company will use its reasonable best efforts to list the Conversion Shares for quotation on the NYSE, subject only to official notice of issuance and evidence of satisfactory distribution.

               (o) The Company will, at all times, reserve and keep available, free of preemptive rights, enough shares of Common Stock for the purpose of enabling the Company to satisfy its obligations to issue the Conversion Shares upon conversion of the Notes.

               (p) During the period of 60 days from the date of the Offering Memorandum, without the prior written consent of the Initial Purchasers, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, other than the sale of Notes as contemplated by this Agreement, the issuance of the Conversion Shares, and the Company's issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options; (iii) the exercise of currently outstanding warrants; and (iv) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Time of Sale Memorandum. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for (i) the Company's filing of registration statements pursuant to the Registration Rights Agreement, and (ii) registration statements on Form S-8 relating to employee benefit plans or on Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

               (q) The Company will do and perform all things required to be done and performed by them under this Agreement and the other Offering Documents prior to or after the Closing Date and will use its reasonable best efforts to satisfy all conditions precedent on their part to the obligations of the Initial Purchasers to purchase and accept delivery of the Notes.

          6. Expenses. Whether or not the Offering is consummated or this Agreement is terminated (pursuant to Section 12 or otherwise), each of the Company and the Guarantors, jointly and severally, agrees to pay (or reimburse the Initial Purchasers for) the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (a) the preparation, printing, typing, reproduction, execution and delivery of this Agreement and of the other Offering Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (b) the preparation, printing or reproduction of each Preliminary Offering Memorandum, the Offering Memorandum and each amendment or supplement to any of them; (c) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Offering Memorandum, the Offering Memorandum and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (d) the preparation, printing, authentication, issuance and delivery of certificates for the Notes and the Conversion Shares, including any stamp taxes in connection with the original issuance and sale of the Securities and trustees' fees; (e) the reproduction and delivery of this Agreement and the other Offering Documents, the preliminary and supplemental "Blue Sky" memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Securities; (f) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the reasonable fees, expenses and disbursements of counsel to the Initial Purchasers relating to such registration and qualification); (g) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to and related communications with prospective purchasers of the Notes; (h) the fees and expenses of the Company's and the Guarantors' accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company and the Guarantors; (i) fees and expenses of the Trustee including fees and expenses of its counsel; (j) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTALSM Market; (k) all expenses and listing fees incurred in connection with the application for listing for quotation of the Conversion Shares on the NYSE; (l) all expenses incurred in connection with the performance of the Company's obligations under the Registration Rights Agreement; and (m) any fees charged by investment rating agencies for the rating of the Notes.

          7. Conditions of the Initial Purchasers' Obligations. For purposes of this Section 7, "Closing Date" shall refer to the Closing Date for the Firm Notes and any Additional Closing Date for the Optional Notes. The obligations of the Initial Purchasers to purchase and pay for the Notes are subject to the absence from any certificates, opinions, written statements or letters furnished to the Initial Purchasers pursuant to this Section 7 of any misstatement or omissions and to the following additional conditions unless waived in writing by the Initial Purchasers:

               (a) The Initial Purchasers shall have received opinions of counsel in form and substance satisfactory to the Initial Purchasers and Gibson, Dunn & Crutcher LLP, counsel to the Initial Purchasers, dated the Closing Date, of (i) Squire, Sanders & Dempsey LLP, counsel to the Company, substantially in the form of Annex I hereto, (ii) Norriss M. Webb, general counsel for the Company, substantially in the form of Annex II hereto, and
     (iii) McCarthy Tetrault LLP, Canadian regulatory counsel for the Company, substantially in the form of Annex III hereto.

               (b) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel to the Initial Purchasers, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may require.

               (c) The Initial Purchasers shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a "comfort" letter dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and Gibson, Dunn & Crutcher LLP, counsel to the Initial Purchasers.

               (d) The Initial Purchasers shall have received from each of the officers and directors listed on Schedule 2 hereto an executed Lock-Up Agreement substantially in the form of Exhibit D hereto.

               (e) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the Closing Date; the Company and the Guarantors shall have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

               (f) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Offering Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, statute, order, decree or other administrative proceeding enacted, instituted or, to the knowledge of the Company or Initial Purchasers, threatened against the Company or against the Initial Purchasers relating to the issuance of the Securities or the Initial Purchasers' activities in connection therewith or any other transactions contemplated by this Agreement, the Time of Sale Memorandum or the Offering Memorandum, or the other Offering Documents.

               (g) Since the date as of which information is given in the Time of Sale Memorandum, other than as updated for pricing information or any increase in the aggregate principal amount of the Notes and changes resulting from any such increase, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, condition (financial or other), properties, prospects or results of operations of the Company or any of the Subsidiaries, not contemplated by the Time of Sale Memorandum that is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated by the Offering Documents, or (ii) any event or development relating to or involving the Company or any of the Subsidiaries, or any of their respective officers or directors that makes any statement of a material fact made in the Time of Sale Memorandum untrue or that, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, require the making of any addition to or change in the Time of Sale Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

               (h) The Initial Purchasers shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company and each of the Guarantors (in their capacities as such), to the effect that:

                    (i) All of the representations and warranties of the Company and each Guarantor, as applicable, set forth in this Agreement are true and correct as if made on and as of the Closing Date and, as of the Closing Date all agreements, conditions and obligations of the Company and each Guarantor, as applicable, to be performed, satisfied or complied with hereunder on or prior the Closing Date have been duly performed, satisfied or complied with.

                    (ii) The issuance and sale of the Notes pursuant to this Agreement, the Time of Sale Memorandum or the Offering Memorandum and the consummation of the transactions contemplated by the Offering Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or, to such officers' knowledge, threatened against the Company relating to the issuance of the Securities or the Initial Purchasers' activities in connection therewith or in connection with any other transactions contemplated by this Agreement, the Time of Sale Memorandum or the Offering Memorandum or the other Offering Documents.

                    (iii) Since the date as of which information is given in the Time of Sale Memorandum, other than as updated for pricing information or any increase in the aggregate principal amount of the Notes and changes resulting from any such increase, there has not occurred (A) any Material Adverse Effect with respect to the business, condition (financial or other), results of operations, stockholders' equity, properties or prospects of the Company and its Subsidiaries, taken as a whole, or (B) any event or development relating to or involving the Company or any of the Subsidiaries, or any of their respective officers or directors that makes any statement of a material fact made in the Time of Sale Memorandum untrue or that requires the making of any addition to or change in the Time of Sale Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                    (iv) At the Closing Date and after giving effect to the consummation of the transactions contemplated by the Offering Documents, there exists no Default or Event of Default (as defined in the Indenture).

               (i) Each of the Offering Documents and each other agreement or instrument executed in connection with the transactions contemplated thereby shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement, except as agreed to by the Company and the Initial Purchasers.

               (j) All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement, the other Offering Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. The Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

               (k) The Notes shall have been approved for trading on the PORTAL(SM) Market.

               (l) The Conversion Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

               (m) Since the date of this Agreement, there shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Securities Act, that (i) it is downgrading its rating assigned to any debt securities of the Company, or (ii) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

               (n) On or before the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company and the Guarantors and such agreement shall be in full force and effect.

               (o) The Company and the Guarantors shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

               (p) At the Closing Date, the Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel to the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

          8. Indemnification.

               (a) The Company and the Guarantors, jointly and severally, shall indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) the respective officers, directors, partners, and employees of each of the Initial Purchasers or any controlling person, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Time of Sale Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing Materials") but only if such Marketing Materials are provided to investors together with the Time of Sale Memorandum or the Offering Memorandum, or
     (ii) the omission or alleged omission to state in the Time of Sale Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of the Initial Purchasers expressly for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchasers consists solely of the material identified in Section 16 hereof. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have, including under this Agreement.

               (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the officers, directors, partners, and employees of the Company, the Guarantors or any controlling person, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser. The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchasers consists solely of the material identified in Section 16 hereof. This indemnity will be in addition to any liability that the Initial Purchasers may otherwise have, including under this Agreement.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
     Section 8 to the extent that it is not materially prejudiced through the forfeiture of substantive rights or defenses as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is made or brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action,
     (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (B) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

          9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Notes (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantors bear to (ii) the discounts and commissions received by the Initial Purchasers, respectively. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, (A) each person, if any, who controls any Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (1) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (2) the officers, directors, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, as applicable, subject in each case to clauses (i) and (ii) of this
Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of the Notes purchased by each of the Initial Purchasers hereunder and not joint.

          10. Offering of Securities; Restrictions on Transfer. Each Initial Purchaser represents and warrants that it is a QIB. Each Initial Purchaser agrees with the Company as to itself only that (i) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction, (ii) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; (iii) it has and will solicit offers for the Securities only from, and will offer the Securities only to, persons within the United States whom such Initial Purchaser reasonably believe to be QIBs (or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB), to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A, and (iv) it has not distributed, and prior to the later of the Closing Date (and, if any Optional Notes are purchased, the Additional Closing Date) or completion of the distribution of the Notes, will not distribute any free writing prospectus, as defined in the Securities Act, in connection with the offering and sale of the Notes other than the Time of Sale Memorandum and the Offering Memorandum. The Initial Purchasers acknowledge that the Securities will be subject to restrictions on transfer as described in the Time of Sale Memorandum.

          11. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company, any Guarantor, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Sections 8 and 9 hereof and (b) delivery of and payment for the Notes, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Company, the Guarantors, the Initial Purchasers and indemnified parties referred to in Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8, 9, 11 and 12 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          12. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given in the event that the Company or any Guarantor has failed, refused or been unable to satisfy all conditions on its respective part to be performed or satisfied hereunder on or prior to the Closing Date or if, at or prior to the Closing Date or at or prior to the Additional Closing Date, as the case may be:

                    (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or securities in general;

                    (ii) trading on the NYSE shall have been suspended or made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE, or by order of the Commission or other regulatory body or governmental authority having jurisdiction;

                    (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred;

                    (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States, or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes or the Optional Notes, as the case may be, on the terms and in the manner contemplated by the Offering Memorandum; or

                    (v) any debt securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" as defined for purposes of Rule 436(g) under the Securities Act.

               (b) Subject to paragraph (c) below, termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

               (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a failure or refusal by the Initial Purchasers to purchase Notes, pursuant to Section 18 hereof), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Initial Purchasers in connection herewith.

          13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to the Initial Purchasers c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Equity Capital Markets, and with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071, Attention: Karen E. Bertero. If sent to the Company or the Guarantors, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing, to the Company at One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035, Attention: Joseph
K. Wilsted, and with a copy to Squire, Sanders & Dempsey L.L.P.,

1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215, Attention:
Steven F. Mount.

          14. Successors. This Agreement shall inure to the benefit of and be binding upon each Initial Purchaser, the Company and each Guarantor and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors, their respective officers, employees and agents and any person or persons who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

          15. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, any Guarantor or any Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, any Guarantor or any Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company, any Guarantor or any Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth above. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, each Guarantor and each Initial Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, the Guarantors or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          16. Information Supplied by the Initial Purchasers. The statements set forth in the (i) first sentence of the third paragraph, (ii) second sentence of the fifth paragraph, (iii) second and third sentences of the eleventh paragraph, and (iv) thirteenth and fourteenth paragraphs under the heading "Plan of Distribution" constitute the only information furnished by the Initial Purchasers to the Company for purposes of Sections 2(a), 8(a) and 8(b) hereof.

          17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          18. Default of One or More of the Initial Purchasers. If any one or more of the Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Notes set forth opposite their respective names on Schedule 1 bears to the aggregate number of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Notes and the aggregate number of Notes with respect to which such default occurs exceeds 10% of the aggregate number of Notes to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

          As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 18. Any action taken under this Section 18 shall not relieve the Initial Purchasers from liability in respect of any default of such Initial Purchasers under this Agreement.

          19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Initial Purchasers.

                                        Very truly yours,

                                        THE GREENBRIER COMPANIES, INC.


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Senior Vice President


                                        GREENBRIER-CONCARRIL, LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING COMPANY LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING LIMITED PARTNER, LLC

                                        BY: GREENBRIER LEASING COMPANY LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

                                        GREENBRIER MANAGEMENT SERVICES, LLC

                                        BY: GREENBRIER LEASING COMPANY LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER LEASING, L.P.

                                        BY: GREENBRIER LEASING COMPANY LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON MARINE LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GUNDERSON RAIL SERVICES LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

                                        GUNDERSON SPECIALTY PRODUCTS, LLC

                                        BY: GUNDERSON LLC,
                                            SOLE MEMBER AND MANAGER


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        AUTOSTACK COMPANY LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President


                                        GREENBRIER RAILCAR LLC


                                        By: /s/ Joseph K. Wilsted
                                            ------------------------------------
                                        Name: Joseph K. Wilsted
                                        Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BEAR, STEARNS & CO. INC.


By: /s/ Paul S. Rosica
    ---------------------------------
Name: Paul S. Rosica
Title: Senior Managing Director


BANC OF AMERICA SECURITIES LLC


By: /s/ Derek Dillon
    ---------------------------------
Name: Derek Dillon
Title: Managing Director

                                                                      Schedule 1

                                                            Principal Amount
Initial Purchasers                                              of Notes
------------------                                          ----------------
Bear, Stearns & Co. Inc. ................................      $55,250,000
Banc of America Securities LLC ..........................      $29,750,000
                                                               -----------
   Total ................................................      $85,000,000
                                                               ===========

                                                                      Schedule 2

                             DIRECTORS AND OFFICERS

Name                  Position
----                  --------
William A. Furman     President, Chief Executive Officer and Director

Robin D. Bisson       Senior Vice President Marketing and Sales and President of
                      Greenbrier Railcar LLC

Linda M. Olinger      Vice President and Corporate Controller

Mark J. Rittenbaum    Senior Vice President and Treasurer

James T. Sharp        President of Greenbrier Leasing Company LLC

Timothy A. Stuckey    President of Gunderson Rail Services LLC

Norriss M. Webb       Executive Vice President and General Counsel

Joseph K. Wilsted     Senior Vice President and Chief Financial Officer

L. Clark Wood         President of Manufacturing Operations

Victor G. Atiyeh      Director

Duane C. McDougall    Director

A. Daniel O'Neal      Director

Charles J. Swindells  Director

C. Bruce Ward         Director

Donald A. Washburn    Director

Benjamin R. Whiteley  Chairman of the Board of Directors

                                                                       Exhibit A

                                  Subsidiaries

3048389 Nova Scotia Limited
Alliance Castings Company, LLC
Autostack Company LLC
Chicago Castings Company, LLC
Greenbrier-Concarril, LLC
Greenbrier Europe B.V.
Greenbrier Germany GmbH
Greenbrier Leasing Company LLC
Greenbrier Leasing, L.P.
Greenbrier Leasing Limited
Greenbrier Leasing Limited Partner, LLC
Greenbrier Management Services, LLC
Greenbrier Railcar LLC
Greenbrier U.K. Limited
Gunderson LLC
Gunderson-Concarril, S.A. de C.V.
Gunderson Marine LLC
Gunderson Rail Services LLC
Gunderson Specialty Products, LLC
Ohio Castings Company, LLC
TrentonWorks Limited
WagonySwidnica S.A.

                                                                       Exhibit B

Ohio Castings Company, LLC      Gunderson Specialty Products, LLC owns 33 1/3%
                                of the entity.

Alliance Castings Company, LLC  Ohio Castings Company, LLC owns 100% of this entity.

Chicago Castings Company, LLC   Ohio Castings Company, LLC owns 100% of this
                                entity.

WagonySwidnica S.A.             Greenbrier Europe B.V. owns 98.56% of this
                                entity.

                                                                       Exhibit C

                               COMPANY STATEMENTS

1. "Although no formal statistics are available for the European market, we believe we are the second largest new freight car manufacturer with an estimated 20% market share."

2. "...we believe we also hold a leading market position in the manufacturing of railcars in Europe."

3. "We believe we operate one of the largest repair and refurbishment networks in North America..."

                                                                       Exhibit D

                            Form of Lock-Up Agreement

                                  May 17, 2006

Bear, Stearns & Co. Inc.
Banc of America Securities LLC
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                The Greenbrier Companies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

     This letter agreement (this "Agreement") relates to the proposed offering (the "Offering") by The Greenbrier Companies, Inc., an Oregon corporation (the "Company"), of its 2.375% Convertible Senior Notes due 2026 (the "Notes") in an aggregate principal amount of up to $100 million (including the Initial Purchasers' over-allotment option).

     In order to induce you (the "Initial Purchasers") to purchase Notes in the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until sixty (60) days from the date of the final offering memorandum for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the foregoing restrictions shall not preclude or otherwise limit (i) the transfer to the Company of common stock of the Company, no par value ("Common Stock"), in connection with the exercise of outstanding options to purchase that are scheduled to expire during the 60-day period solely to pay the option exercise price or any taxes required to be withheld by the Company to the extent such transfer is permitted to satisfy such obligations pursuant to the Company's equity compensation plans or the agreements pursuant to which such options were granted (but not the sale or other disposition of shares of Common Stock issued in respect of such exercise) or (ii) a bona fide gift of Common Stock approved by Bear Stearns so long as the recipient of such Common Stock agrees in writing to be bound by the restrictions of this Lock-Up Letter Agreement; provided as to (ii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto. As used herein "Relevant Security" means the Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

     If:

          (1) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues a earnings release or material news or a material event relating to the Company occurs; or

          (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the restrictions imposed by this Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph will not apply if, within three days of the termination of the Lock-Up Period, the Company delivers to Bear Stearns a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Common Stock are, as of the date of delivery of such certificate, "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                        Very truly yours,


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------

                                                                       Exhibit E

                         (THE GREENBRIER COMPANIES LOGO)

                              SUMMARY PRICING SHEET

ISSUER:                                The Greenbrier Companies, Inc.

SECURITY TYPE:                         Convertible Senior Notes

FORM OF OFFERING:                      Rule 144A with Registration Rights

INITIAL PROCEEDS:                      $85.0 million Aggregate Principal Amount

INITIAL PURCHASER'S OPTION:            $15.0 million Aggregate Principal Amount

OFFER PRICE:                           100.0% of Par

MATURITY:                              May 15, 2026

RANKING:                               Senior Unsecured

SUBSIDIARY GUARANTEES:                 Guaranteed on a senior unsecured basis by
                                       existing and future restricted material
                                       domestic subsidiaries

COUPON:                                2.375% of Par per Note

FIRST COUPON PAYMENT DATE:             November 15, 2006

PRINCIPAL AMOUNT PER NOTE:             $1,000.00

CONVERSION PREMIUM:                    30.00%

LAST SALE PRICE (MAY 16, 2006):        $36.96

INITIAL CONVERSION PRICE:              $48.05

CONVERSION RATE PER NOTE:              20.8125 Shares Per Note

CONVERSION RIGHTS:                     -    During any calendar quarter after
                                            June 30, 2006 subject to 130%
                                            Conversion Trigger ($62.46)

                                       -    If the average trading price of the
                                            Notes is less than 98% of conversion
                                            value

                                       -    On or after May 15, 2021;

                                       -    If the Notes are called for
                                            redemption;

                                       -    Upon the occurrence of specified
                                            corporate transactions

OPTIONAL REDEMPTION:                   After May 15, 2013

PURCHASE OF NOTES AT HOLDER'S OPTION:  May 15, 2013, 2016 and 2021 at 100% of
                                       Principal Amount

CONTINGENT INTEREST:                   0.375%, payable after May 15, 2013 if the
                                       trading price of the Notes exceeds 120%
                                       of par

FUNDAMENTAL CHANGE PROTECTION:         Adjustment for Conversion Upon Certain
                                       Corporate Transactions

DIVIDEND PROTECTION:                   Conversion rate adjustment for quarterly
                                       common stock dividends paid above $0.08.

JOINT-BOOKRUNNERS:                     Bear, Stearns & Co. Inc., Banc of America
                                       Securities LLC

GROSS SPREAD (%):                      3.000%

GROSS SPREAD PER NOTE:                 $30.00

TRADE DATE:                            May 17, 2006

SETTLEMENT DATE:                       May 22, 2006

NYSE STOCK TICKER:                     "GBX"

144A CUSIP:                            393657AC5


FOR QUALIFIED INSTITUTIONAL BUYERS ONLY. FOR INFORMATIONAL PURPOSES ONLY. THIS COMMUNICATION IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF THESE NOTES.

THE NOTES, THE GUARANTEES AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE SECURITIES LAWS. UNLESS THEY ARE REGISTERED, THE NOTES AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES MAY BE OFFERED ONLY IN TRANSACTIONS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE SECURITIES LAWS. ACCORDINGLY, THE NOTES HAVE BEEN OFFERED ONLY TO QUALIFIED INSTITUTIONAL BUYERS UNDER RULE 144A.

A COPY OF THE OFFERING MEMORANDUM FOR THE OFFERING MAY BE OBTAINED BY CONTACTING BEAR, STEARNS & CO. INC. 383 MADISON AVE, NEW YORK, NEW YORK 10179.

                                                                         Annex I

                       FORM OF OPINION OF COMPANY COUNSEL

     (a) The Company is a corporation validly existing and in good standing under the laws of the State of Oregon, with the corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum (including the information set forth in the Company's Annual Report on Form 10-K for the year ended August 31, 2005, filed with the Commission on November 4, 2005 (the "2005 Annual Report") which is incorporated by reference therein).

     (b) Each of the Company and the Guarantors has all requisite corporate, limited liability company or limited partnership (as applicable) power and authority to execute and deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement, to perform under the Indenture and to consummate the transactions contemplated thereby, including, without limitation, the corporate, limited liability company or limited partnership (as applicable) power and authority to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided in the Purchase Agreement.

     (c) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

     (d) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and is the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

     (e) The Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and is the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

     (f) The Notes have been duly authorized and executed by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, the Notes will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

     (g) The Guarantees of the Notes have been duly authorized by each of the Guarantors and, when the Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, such Guarantees will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture.

     (h) The Conversion Shares issuable upon conversion of the Notes have been duly authorized and have been duly reserved for issuance from the Company's authorized and unissued shares of Common Stock. When issued upon conversion of the Notes in accordance with the terms of the Notes, the Conversion Shares will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive rights under the Company's Articles of Incorporation or Bylaws or the Oregon Business Corporation Act or, to the best of such counsel's knowledge, any similar rights that entitle or will entitle any person to acquire shares of Common Stock upon issuance of the Conversion Shares.

     (i) The execution, delivery and performance of the Purchase Agreement and the Registration Rights Agreement, the performance of the Indenture and the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not result in a violation of any law, rule or regulation of the United States of America or the State of New York applicable to the Company and its Subsidiaries.

     (j) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Purchase Agreement and the Registration Rights Agreement, the performance of the Indenture or the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum except
(i) for such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes and the Guarantees of the Notes by the Initial Purchasers, and (ii) for the registration of the Notes, the Guarantees and the Common Stock under the Securities Act as contemplated by the Registration Rights Agreement.

     (k) Each of the Company and the Subsidiaries is not now and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (l) The statements under the captions "Description of Notes," "Description of Capital Stock," and "United States Federal Income Tax Considerations" in the Time of Sale Memorandum and the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects such legal matters and documents in the context in which presented in the Time of Sale Memorandum and the Offering Memorandum.

     (m) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes or the Guarantees of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Notes by the Initial Purchasers or the initial resale of the Notes pursuant to Rule 144A by the Initial Purchasers to Qualified Institutional Buyers in the manner contemplated by the Purchase Agreement, the Time of Sale Memorandum and the Offering Memorandum.

     (n) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, the Notes are eligible for resale pursuant to Rule 144A.

     (o) When the Notes are issued and delivered to the Initial Purchasers pursuant to the Purchase Agreement, none of the Notes will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or any of the Subsidiaries that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

     (p) The Indenture complies as to form in all material respects with the rules and regulations of the Commission applicable to an indenture that is qualified under the Trust Indenture Act.

     (q) The Incorporated Documents (except for the financial statements, related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) at the time filed with the Commission complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

     Our opinions in paragraphs (d), (e), (f), and (g) above also are subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding at law or in equity), and our opinion in paragraph (d) above is additionally subject to limitations upon the rights of indemnification and contribution that may be imposed by federal or state securities laws or principles of public policy.

     In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent auditors of the Company and the Guarantors and the Initial Purchasers and its representatives at which the contents of the Time of Sale Memorandum and the Offering Memorandum and related matters were discussed and, although it is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Time of Sale Memorandum and the Offering Memorandum and has not made any independent check or verification thereof, during the course of such participation, no facts have come to its attention that led it to believe that the Time of Sale Memorandum and the Offering Memorandum, as of their respective dates and the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial data included or incorporated by reference therein or omitted therefrom, as to which no opinion need be rendered).

                                                                        Annex II

                FORM OF OPINION OF GENERAL COUNSEL OF THE COMPANY

     (a) Each of the Company's Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary corporate power and authority to own, lease and operate its property and to conduct its business as described in the Offering Memorandum, including the information incorporated by reference into the Offering Memorandum from Item 1, Business, of the Company's Annual Report on Form 10-K for the year ended August 31, 2005, as filed with the Securities and Exchange Commission on November 4, 2005 (the "2005 Annual Report"). Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not (individually or when aggregated with other such instances) have a material adverse effect on the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

     (b) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws and, to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except for defaults that, singly or in the aggregate, would not have a Material Adverse Effect.

     (c) Except as disclosed in the Time of Sale Memorandum and the Offering Memorandum, to such counsel's knowledge, neither the Company nor any of its Subsidiaries has violated any environmental law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

     (d) Each of the Company and its Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

     (e) Other than as set forth in the Time of Sale Memorandum and the Offering Memorandum, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would singly or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated.

     (f) The execution, delivery, and performance of the Purchase Agreement, the Registration Rights Agreement, and the Indenture and the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not (i) conflict with, require consent under (except for any consent previously obtained) or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other material agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties or assets may be bound, except for breaches that, singly or in the aggregate, would not have a Material Adverse Effect, or (ii) violate or conflict with any provision of the articles of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) violate any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body of the United States of America or the State of Oregon applicable to the Company or any of its Subsidiaries.

     (g) The Company has an authorized capitalization as set forth in the Time of Sale Memorandum, the Preliminary Offering Memorandum and the Offering Memorandum. All shares of Common Stock outstanding on the date of the Offering Memorandum have been duly authorized and validly issued, are fully paid and non assessable and were not issued in violation of any preemptive or similar rights under (i) the Company's Articles of Incorporation or Bylaws, (ii) the Oregon Business Corporation Act or, (iii) to the best of such counsel's knowledge, the terms or provisions of any material document, agreement or other instrument to which the Company is a party. To the best of such counsel's knowledge, except as set forth in the Time of Sale Memorandum, the Preliminary Offering Memorandum and the Offering Memorandum, there are (i) no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, (ii) no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other instruments or agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and (iii) no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company is a party. All of the outstanding shares of capital stock or other equity securities of each Subsidiary are owned of record and beneficially, directly or indirectly, by the Company, free and clear of all Liens and limitations on voting rights (except as set forth on Exhibit A to such opinion) and are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive or similar rights under (i) the applicable Subsidiary's organizational documents, (ii) the laws of its jurisdiction of organization or, (iii) to the best of such counsel's knowledge, the terms or provisions of any material document, agreement or other instrument to which the applicable Subsidiary is a party. To the best of such counsel's knowledge, there are (i) no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or other instruments or agreements of any character obligating the Company or any Subsidiary to issue any shares of capital stock of any Subsidiary or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and (ii) no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of any Subsidiary. To the best of such counsel's knowledge, there are no outstanding contractual obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests of any Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity.

     (h) The statements under Item 3, "Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended August 31, 2005, and Part II, Item 1, "Legal Proceedings" in the Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 2006 incorporated by reference in the Time of Sale Memorandum and the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects such legal matters, documents and proceedings in the context in which presented in the Time of Sale Memorandum and the Offering Memorandum.

                                                                       Annex III

          FORM OF OPINION OF CANADIAN REGULATORY COUNSEL OF THE COMPANY

1. No consent or approval of, or notice to or filing with Transport Canada under any provision of the federal laws of Canada and the laws of the Province of Ontario is required by the Company in connection with the execution and delivery by it of the Purchase Agreement or the offer, sale and issuance of the Notes as contemplated by the Time of Sale Memorandum and the Offering Memorandum defined therein.

The opinion may be subject to the following qualification:

1. Equipment owned by the Company or its Subsidiaries may be leased by a "railway company" as that term is defined in the Canada Transportation Act ("CTA"). In the event of an insolvency of a "railway company", a scheme of arrangement and associated filings pursuant to the CTA might apply.